EXHIBIT 10.1

                               INSTAR HOLDINGS INC

                            R.R.E. COMMERCIAL CENTRE

                                     MAJURO

                                MARSHALL ISLANDS

           To:        Capital Media (UK) Limited
                      25 James Street
                      London W1M 5HY                            31 October 1996

           Dear Sirs,

           This letter sets out the terms and conditions on which we (the "Lender") are prepared to offer to you (the "Borrower") a cash advance facility (the "Facility") in an amount of up to US$2,000,000 dollars:

           OPERATIVE PROVISIONS

1          DEFINITIONS AND INTERPRETATION

1.1 In this letter (including the Introduction) unless the context otherwise requires, the following expressions bear the meanings shown:

           Advance an advance made or to be made under the Facility as referred to in Clause 5

           Advance Date              the date of the making of the first
                                     Advance as specified in the Notice of
                                     Drawdown which must be a Business Day

           agreed form               in relation to any agreement or
                                     document, the form agreed between the
                                     parties to the Facility Letter and
                                     initialled by the Borrower and the Lender by way of identification only

           the Assignment            the assignment in the agreed form of the
                                     right, title, benefit and interest of the Borrower in favour of the Lender in or under an agreement dated 25 September 1995 made between PTT Telecom BV (1) and the Borrower (2) whereby PTT Telecom BV agreed to lease to the Borrower transponder capacity

           Business Day              a day (other than Saturday or Sunday)
                                     on which banks are generally open for
                                     business of the kind contemplated by this Facility Letter in London and New York

           Consents                  all approvals, authorisations, consents,
                                     licences, permissions and registrations
                                     which it is necessary or advisable to
                                     obtain from any governmental local public
                                     or other authority or without limitation
                                     any third party for the purpose of or
                                     relating to this Facility and/or any
                                     Security Document
           the Debenture             the debenture in the agreed form creating
                                     fixed and floating charges over the
                                     Borrower's assets and undertaking in favour of the Lender

           Dollars or $              the currency for the time being of the
                                     United States of America

           Event of Default          any of those events or circumstances
                                     specified in Clause 15

           Facility Amount           the maximum principal amount of the
                                     Advances which may be advanced under the Facility

           Facility Letter           the agreement constituted by this letter
                                     and your acceptance

           the Guarantee             the joint and  several  guarantee  in the
                                     agreed form to be given by the Guarantors in favour of the Lender as security for the obligations of the Borrower under the Facility Letter

           Guarantors                Onyx GmbH of and Capital Media Group
                                     Limited of each a Guarantor and together the Guarantors

           Interest Period           each  period  for  the  calculation  of
                                     interest determined in accordance with
                                     Clause 8.1

           Loan the principal amount for the time being outstanding under this Facility together with interest accrued and compounded under the terms of this Facility Letter

           Notice of Drawdown        the notice substantially in the
                                     form appearing in Schedule 1 to this
                                     Facility Letter by which the Borrower
                                     requests the Advance

           Repayment Date            the earlier of 31 December 1996 or the
                                     date (after the date of this Facility
                                     Letter) on which Capital Media Group
                                     Limited makes a private placement of its shares or issues loan notes or securities of any kind whatsoever or raises funds in the opinion of the Lender from any other source whatsoever in an amount equal to or greater than the amount outstanding under this Facility Letter at such date

           Security Documents        each of:

                                     (i)      the Assignment;

                                     (ii)     the Debenture;

                                     (iii)    the Guarantee and

                                     (iv)     all other  security  documents
                                              required by the Lender to be
                                              executed by the Borrower

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



                                              and the Guarantors as at the
                                              Advance Date

1.2        Clause headings are for ease of reference only.

1.3        References to clauses are to clauses of this Facility Letter.

1.4 The singular shall include the plural and vice versa and any of the genders shall include the other two.

1.5 Any reference to a person shall include a company, corporation, partnership or unincorporated association.

1.6 References to a party shall include its successors in title, transferees and assigns.

1.7 References to any statute shall include any statutory modification, extension or re-enactment of it or any part of it for the time being in force and shall also include all instruments and regulations deriving validity from that statute.

1.8 References to this or any other deed, agreement or document shall be to this Facility Letter or, as the case may be, such other deed, agreement or document as the same may have been or may be from time to time amended, varied, altered, modified, supplemented or novated.

2          AMOUNT AND PURPOSE OF THE FACILITY

2.1        The Facility Amount shall not exceed US$2,000,000

2.2 The purpose for which the Advance shall be utilised is for the Borrower's general working capital requirements and to on-lend monies to the Borrower's subsidiary Onyx GmbH.

3          CONDITIONS PRECEDENT

3.1 The Facility shall only be made available to the Borrower when the Lender has received in form and substance satisfactory to the Lender the documents items and evidence specified in Schedule 2 and is satisfied that Schedule 2(g) is fulfilled to this Facility Letter prior to the date of each Advance (or the Lender having waived any one or more of them in its absolute discretion and subject to any condition(s) it may think fit).

3.2 The Lender's obligation to make the Advances is also conditional upon no Event of Default occuring and the Borrower being in compliance at the relevant time of such Advance with the terms and conditions of, and there being no breach of or default under, this Facility Letter or any of the Security Documents or the occurrence of any of the events under Clause 15.

4          AVAILABILITY

4.1 Subject to the terms of this Facility Letter, the Facility shall be available to the Borrower for drawdown in Dollars only in two Advances.

4.2 Any amount of the Loan repaid or prepaid shall not be eligible for reborrowing.

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



5          DRAWDOWN

5.1 The Notice of Drawdown requesting an Advance must be received by the Lender no later than 10.00 a.m. (London time) three Business Days before the Business Day on which such Advance is required. The Notice of Drawdown must specify:

           (a)         the amount required, which shall not exceed US$1,000,000;

           (b) the date on which the Advance is required, which must be a Business Day:

                      (i) prior to the 31 October 1996 in the case of the first Advance and;

                      (ii) after the 15 November 1996 in the case of the second Advance;

           (c) the name and address of the bank and the title and number of the account to which the Advance is to be remitted.

5.2 No notice requesting the Advance may be given before the conditions in Clause 3 have been fulfilled to the Lender's satisfaction.

6          INTEREST

6.1 Subject to Clause 7, the rate of interest applicable to the Loan during each Interest Period shall be 2% per annum above the base rate quoted by Lloyds Bank PLC from time to time.

6.2 Interest will accrue daily in arrears on the basis of a year of 360 days and be compounded on the last day of each Interest Period so that such interest shall itself form part of the Loan at such time and bear interest pursuant to the terms of this Facility.

6.3 Any certificate or determination by the Lender as to any rate of interest payable in respect of this Facility shall (save for manifest error) be conclusive.

7          INTEREST ON UNPAID AMOUNTS

7.1 If the Borrower fails at any time to make any payment on the due date, the period between the due date and the date on which such unpaid sum is paid in full shall be divided into successive periods of such duration as the Lender may from time to time select, and the Borrower shall pay interest on each such unpaid sum for each such period (as well after as before judgement), such interest accruing daily on the basis of a year of 360 days and the number of days elapsed for so long as it remains outstanding at the rate of 4% per annum above the base rate quoted by Lloyds Bank PLC from time to time.

7.2 Any determination by the Lender of the rate of interest of any of such cost, increased cost or liability shall be conclusive and binding on the Borrower unless manifestly incorrect.

8          INTEREST PERIODS

8.1 The first Interest Period shall commence on the Advance Date and each subsequent Interest Period shall commence immediately on the expiry of the preceding Interest Period. The length of each Interest Period shall be one month. Provided that no Interest Period shall extend beyond the Repayment Date.

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


8.2        Notwithstanding the provisions of Clause 8.1,

           (a) if any Interest Period ends on a day which is not a Business Day, it shall end on the next following Business Day, unless such next following Business Day falls in the following calendar month in which case it shall end on the immediately preceding Business Day; and

           (b)        any Interest Period which commences on the last
                      Business Day of a calendar month, and any Interest Period which commences on the day on which there is no numerically corresponding day in the calendar month during which that Interest Period is to expire, shall end on the last Business Day in the relevant later calendar month during which that Interest Period is to expire.

8.3 The final Interest Period relative to the Loan shall end on the date of its final repayment.

9          REPAYMENT

           The Borrower shall repay the Loan and all unpaid interest fees and other sums payable under this Facility Letter on the Repayment Date unless there shall occur an Event of Default in which case, all such amounts shall be repayable on demand.

10         PREPAYMENT

10.1 The Loan may be prepaid without premium or penalty in whole or part (but if in part in integral multiplier of US$50,000) at any time without notice to the Lender. Such prepayment shall be made together with accrued interest on the amount prepaid.

10.2 The Borrower may not reborrow any amount which has been repaid, nor make any prepayment except in accordance with this Clause.

11         FEES AND EXPENSES

11.1 The Borrower will pay to the Lender on demand all expenses (including legal and out-of-pocket expenses and together with Value Added Tax if any thereon) on a full indemnity basis reasonably and properly incurred by the Lender in connection with the negotiation, preparation and execution of this Facility Letter and the Security Documents, the fulfilment of all conditions of this Facility, any amendment or extension of and the granting of any waiver or consent under the discharge of this Facility Letter and/or any Security Document and/or in contemplation of or otherwise in connection with the enforcement of or preservation of any rights under this Facility Letter and/or any Security Document or otherwise in respect of any moneys owing under or in respect of this Facility.

11.2 The Borrower will pay all stamp documentary registration and other similar duties (including any payable by the Lender) in connection with this Facility Letter and/or any Security Document.

11.3 The Lender may effect payment of all fees expenses and other sums due and payable by the Borrower under this Clause 11 of and by deduction from the Advance.

12         PAYMENTS

12.1 All payments to be made by the Borrower under this Facility Letter shall be made in same day funds settled through the New York Clearing House System or such other funds as may for the time being be customary for settlement in New York City of

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

           international payments in Dollars to such account as the Lender may from time to time instruct the Borrower.

12.2 The Borrower will make all payments under this Facility without set-off or counterclaim and free and clear of any withholding or deduction (save as required by law). If the Borrower is obliged by law to make any such withholding or deduction, the Borrower will pay to the Lender in the same manner and at the same time additional amounts to ensure that the Lender receives a net amount equal to the full amount which the Lender would have received if no such deduction or withholding had been required. The Borrower shall deliver to the Lender a certificate of deduction and on demand any evidence satisfactory to the Lender that any amount withheld or deducted has been paid to the proper authority.

13         REPRESENTATIONS AND WARRANTIES

13.1 The Borrower represents warrants and undertakes to the Lender, on the date of its acceptance of this Facility Letter and on each date that the Loan is available or outstanding (with reference to the facts and circumstances then existing), as follows:

           (a) the Borrower is duly incorporated and validly existing under English law and has power to carry on its business as now carried on, to own all of its assets and borrow this Facility;

           (b) the Guarantors are duly incorporated and validly existing under German law and State of Nevada law of the United States respectively and have power to carry on their business as now carried on, to own all of their assets and to carry out all actions contemplated by this Facility;

           (c)        this Facility Letter and the Security Documents
                      (i) constitute the Borrower's and the Guarantor's legal valid and binding obligations in accordance with their respective terms (ii) have been duly authorised and executed by the Borrower and the Guarantor and (iii) do not and will not materially breach the Borrower's memorandum and articles of association or the Guarantor's corporate documentation or any agreement or obligation by which the Borrower or Guarantor is bound or violate any applicable law;

           (d)        the Borrower's obligations under this Facility
                      Letter are unconditional and unsubordinated obligations and rank at least pari passu with all other of the Borrower's unsecured and unsubordinated indebtedness;

           (e) there are no pending or to the Borrower's knowledge (after due and careful enquiry) threatened actions, arbitrations or legal proceedings affecting the Borrower or Guarantor or any of its assets which may have a material adverse effect on the Borrower's or Guarantor's business, assets or financial condition;

           (f) the Borrower or Guarantor is not failing to pay or in default under any agreement or obligation relating to (or analogous to) financial indebtedness;

           (g) no event or circumstance referred to in Clause 15 has occurred;

           (h) all written information supplied by [ _______________ ] to the Lender in contemplation of this Facility was true in all material respects as at its date no change has occurred since the date of the information already supplied which renders it materially untrue or materially misleading and all

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


                      projections and statements of belief and opinion given by the Borrower to the Lender were made in good faith after due and careful enquiry;

14         UNDERTAKINGS

           So long as the Loan is available or outstanding:

           (a) the Borrower will not without the Lender's prior written consent (which may in the Lender's absolute discretion be given or withheld or given subject to any condition or conditions):

                      (i) except as contemplated by this Facility Letter or in favour of Universal Independent Holdings Limited pursuant to the arrangements in respect of the lease of a transponder from PTT Telecom BV create or extend or permit to subsist any encumbrance (being any mortgage, charge, pledge, lien, assignment, security interest, title retention arrangement or other encumbrance) over all or any part of the Borrower's present or future undertaking assets rights or revenues save arising by operation of law and not as a result of any default or omission on the part of the Borrower;

                      (ii) make any loan or give any credit to any person other than normal trade credit;

                      (iii) except under this Facility or in favour of Universal Independent Holdings Limited pursuant to the arrangements in respect of the lease of a transponder from PTT Telecom BV borrow or raise any money or incur credit or given any guarantee indemnities or other assurances against financial loss;

                      (iv) sell transfer lend or otherwise dispose of all or any part of the Borrower's present or future undertaking assets rights or revenues (whether by one or series of transactions related or not) except in the case of assets sold at not less than market value in the ordinary course of business as now conducted

           (b) the Borrower will obtain maintain in force and comply with all Consents;

           (c) the Borrower will provide to the Lender such financial and other information as the Lender may from time to time reasonably request;

           (d) upon becoming aware thereof the Borrower will promptly inform the Lender of any event or circumstance referred to in Clause 15 and of anything of which the Borrower becomes aware which, with the giving of notice or lapse of time or otherwise, might result in any such event or circumstance;

           (e) the Borrower shall if requested by the Lender procure that Onyx GmbH executes a charge over all its rights interests and assets of whatever kind whatsoever (or such other form of security as is necessary under German Law to create equivalent security) in a form satisfactory to the Lender as security for such amounts (including all costs and expenses) outstanding under this Facility Letter and the Security Documents (at the date of creation of such change) from the Borrower to the Lender and comply with such corporate and other requirements necessary under applicable local law to ensure that such charge is legal valid and binding.

15         EVENTS OF DEFAULT

15.1       If:

           (a) default is made in the payment on the due date of any amount payable under the Facility and such payment is not made on the earlier of the Repayment Date or within 14 days from the occurrence of such default;

           (b) the Borrower fails to perform or observe any other obligations under this Facility Letter or any of the Security Documents and such failure is not remedied within 14 days of occurrence;

           (c) the Borrower admits in writing its inability to pay or shall become unable to pay its debts generally as they fall due or is deemed unable to pay its debts (within the meaning of section 123 of the Insolvency Act 1986), or becomes bankrupt or insolvent, or files any petition or action for relief under any bankruptcy, reorganisation, insolvency or moratorium law ;

           (d) an application is made, a petition is presented by any person to any court or any other steps are taken (formal or informal) for an administration order to be made in respect of the Borrower;

           (e) any petition is presented by any person or any order is made by any court or any meeting is convened for the purpose of considering a resolution or any resolution is passed for the Borrower's winding-up liquidation or dissolution;

           (f) a receiver or administrative receiver or manager is appointed of or in relation to the Borrower or the whole or any part of the Borrower's undertaking assets rights or revenues or the Borrower's directors request any person to make any such appointment;

           (g) an encumbrancer takes possession of or a distress, execution, sequestration or process is levied on or enforced against the whole or any part of the Borrower's assets rights or revenues;

           (h) the Borrower ceases or threatens to cease to carry on the whole or a substantial part of its business or stops or suspends payment of its debts or proposes to enter into any composition scheme compromise or arrangement with or for the benefit of its creditors generally or any class of them or all or any part of its assets are seized or appropriated by or on behalf of any governmental or other authority or are compulsorily acquired;

           (i) any of the Borrower's financial obligations (whether actual or contingent) become prematurely payable or any creditor in respect thereof becomes entitled to declare any such obligation prematurely payable or any such obligation is not paid when due or any security therefor becomes enforceable;

           (j) any governmental or other consent or exemption required to enable the Borrower to perform its obligations under this Facility Letter is withdrawn or modified or it becomes for any reason unlawful for the Borrower to perform any of those obligations;

           (k) any representation or warranty made by the Borrower to the Lender in or pursuant to this Facility Letter shall prove to have been incorrect in any material respect when made (or deemed made) or, if repeated at any time in

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



                      the future by reference to the facts subsisting at such time, would no longer be true and correct in all material respects;

           (l) any of the Security Documents is not or ceases to be for any reason a valid enforceable and continuing security in any respect;

           (m) the security created by or pursuant to any of the Security Documents is, in the opinion of the Lender, likely to be adversely affected or such security loses the priority intended to be created by them;

           (n) there occurs any event or series of events whether related or not (including, without limitation, any material adverse change in the business, assets or financial condition of the Borrower) which will have the effect on the the Borrower of not being able to comply with all or any of its obligations under this Facility Letter or any Security Documents to which it is a party and which are not remedied within 14 days of occurrence;

           (o) any of the events specified above or comparable events thereto occurs in relation to either of the Guarantors.

           (p) anything analogous to any of the events specified above occurs in any relevant jurisdiction in respect of the Borrower either of the Guarantors or any of their assets.

           the Lender may then and at any time thereafter by written notice to the Borrower terminate the Lender's obligations under this Facility and/or demand immediate repayment of the Loan together with accrued interest and all other amounts due hereunder and the Borrower will comply with such demand forthwith.

15.2 The Borrower will notify the Lender immediately in writing of the occurrence of any of the events specified in this Clause 15.

16         ASSIGNMENT AND TRANSFER

16.1 The Borrower may not assign or transfer any of its rights or obligations under this Facility Letter or any Security Document.

16.2 The Lender may on giving written notice to the Borrower assign or transfer all or any of its rights and obligations under this Facility Letter and/or any of the Security Documents. The Borrower will enter into all documents specified by the Lender to be necessary to give effect to any such assignment or transfer.

16.3 The Lender shall at the request of the Borrower and subject to the Lender receiving an amount equal to all amounts outstanding under this Facility Letter and the Security Documents at the date of such receipt assign or transfer all of its rights and obligations under this Facility Letter and the Security Documents to such person as the Borrower shall direct

16.4 This Facility Letter and each of the Security Documents shall be binding upon and enure for the benefit of the Lender and the Borrower and the Lender's respective successors and, in the Lender's case, assigns.

17         NO WAIVERS, REMEDIES CUMULATIVE

           Time is of the essence of this Facility Letter and the Security Documents but no failure or delay on the Lender's part to exercise any power, right or remedy under

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           this Facility Letter or any of the Security Documents shall operate as a waiver, nor shall any single or partial exercise by the Lender of any power, right or remedy under this Facility Letter or under any of the Security Documents preclude any other or further exercise of those powers, rights or remedies or the exercise of any other power, right or remedy. The remedies provided in this Facility Letter and in the Security Documents are cumulative and are not exclusive of any remedies provided by law.

18         SEVERABILITY

           In case any one or more of the provisions in this Facility Letter and/or any of the Security Documents should be invalid, illegal or unenforceable in any respect under any law applicable in any relevant jurisdiction, the validity, legality and enforceability of the remaining provisions in this Facility Letter or in any of the Security Documents shall not in any way be affected or impaired thereby.

19         LAW

19.1 This Facility Letter shall be governed by and construed in accordance with English Law.

19.2 For the benefit of the Lender, the parties agree that the Courts of England are to have jurisdiction to settle any dispute which may arise in connection with the legal relationships established by this Facility Letter or otherwise arising in connection with this Agreement.

19.3 The Borrower irrevocably waives any objection on the ground of form forum non conveniens or any similar grounds.

19.4 The Borrower and the Lender irrevocably consent to service by process of mail or in any other manner permitted by the relevant law.

20         NOTICES

20.1 Every notice or other communication under this Facility Letter shall be in writing and may be delivered personally or by letter telex or facsimile transmission despatched to the Borrower or the Lender, as the case may be, at their respective address or telex or facsimile number stated at the head of this Facility Letter or to their respective registered office for the time being or to such other address and/or telex number and/or facsimile number as may be notified by either of them to the other for such purpose.

20.2 Every notice or other communication shall, unless otherwise provided in this Facility Letter, be deemed to have been received (if sent by post) 48 hours after despatch and (if delivered personally or sent by telex or facsimile transmission) at the time of delivery or despatch if during normal business hours in the place of intended receipt on a Business Day in that place and otherwise at the opening of business in that place on the next succeeding such Business Day, provided that any notice or communication to be made or delivered by the Borrower to the Lender shall be effective only when the Lender actually receives it.

21         PERIOD OF OFFER

           Please confirm your acceptance of the offer in this letter by signing the acceptance on the enclosed duplicate of this letter and returning it to us within 3 days of today's

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           date, failing which this offer shall automatically lapse without any liability or commitment on our part.

           Yours faithfully


           /s/ ANTHONY MICHAEL BOUSFIELD, Director
           ------------------------------------
           For and on behalf of
           Instar Holdings Inc

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                               Form of Acceptance


           To: Instar Holdings Inc

           We hereby accept your offer of a facility on the terms and subject to the conditions in the Facility Letter of which a copy is attached.

           Dated                  1996


           /s/ BARRY LLEWELLYN
           -------------------------------------
           For and on behalf of
           Capital Media (UK) Limited

                                   SCHEDULE 1

                           FORM OF NOTICE OF DRAWDOWN

           To: Instar Holdings Inc

           Attention:

           Facility Letter dated                   1996 (the "Facility Letter").

           Terms defined in the Facility Letter shall have the same meaning in this Notice.

           We:

           (i) pursuant to Clause 5 of the Facility Letter request the Lender to make the Advance to the Borrower of
                      US$1,000,000 on                             1996;

           (ii) request the Lender to remit the Advance to ;and

           (iii) confirm that the representations, warranties and undertakings contained in Clause 13 of the Facility Letter are true and correct in all material respects as if made on and as of the date hereof and that none of the events referred to in Clause 15 of the Facility Letter nor any event which with the giving of notice, lapse of time or as a result of the proposed Advance would constitute such an event has occurred or is continuing.

           Dated                   1996



           -------------------------------------
           For and on behalf of
           Capital Media (UK) Limited

                                   SCHEDULE 2

                              CONDITIONS PRECEDENT

           (a) the duplicate of this Facility Letter with the attached acceptance duly signed by the Borrower;

           (b) a copy, certified as a true copy by an officer of the Borrower, of its certificate of incorporation (and any certificate of incorporation on change of name) and current memorandum and articles of association or its analogous incorporating and constitutional documentation;

           (c) a copy, certified as a true copy by an officer of the Borrower, of a resolution of its board of directors to:

                      (i) approve and authorise the Borrower's acceptance and execution of this Facility Letter, and the Security Documents in the agreed form to which it is party; and

                      (ii)      authorise one or more persons to sign
                                the form of acceptance of this Facility Letter and all other notices and communications in respect of the Facility and to operate the Facility on the Borrower's behalf,

           (d) a copy, certified on a true copy by an officer of each Guarantor, of its certificate of incorporation (and of certificate of incorporation on change of name) and current memorandum and article of association or its analogous incorporating and constitutional documentation,

           (e) a copy, certified as a true copy by an officer of each Guarantor, of a resolution of its respective board of directors to approve and authorise such Guarantor's acceptance and execution of such Guarantee in the agreed form and any other security documents to which it is a party, or such other analogous documentation as maybe required in such Guarantor's place of incorporation to give effect to the Guarantee and any other Security Documents to which it is a party.

           (f) the execution of the Security Documents in the agreed form by the Borrower and the Guarantors and the delivery to the Lender of the documentation required to be delivered to the Lender by or pursuant to those documents;

           (g) the Lender is in its absolute discretion satisfied with the reasonable arrangements of whatsoever kind which the Borrower may make or is making or has made in respect of raising funds.


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